Exhibit 99.1

Cleveland BioLabs, Inc. Announces $14 Million Registered Direct Offering of Common Stock

February 19, 2021

BUFFALO, NY / ACCESSWIRE / February 19, 2021 / Cleveland BioLabs, Inc. (NASDAQ:CBLI), today announced that it has entered into definitive agreements with certain healthcare-focused and institutional investors for the issuance and sale of 2,000,000 shares of its common stock at a purchase price of $7.00 per share in a registered direct offering. The closing of the offering is expected to occur on or about February 23, 2021, subject to the satisfaction of customary closing conditions.

H.C. Wainwright & Co. is acting as the exclusive placement agent for the offering.

The gross proceeds to the Company from the offering are expected to be approximately $14 million. The Company currently intends to use the net proceeds from the offering for general corporate purposes.

The shares described above are being offered and sold by the Company in a registered direct offering pursuant to a "shelf" registration statement on Form S-3 (Registration No. 333-238578), including an accompanying prospectus previously filed with, and declared effective by the Securities and Exchange Commission (the "SEC") on May 29, 2020. The offering will be made only by means of a prospectus supplement that forms a part of the registration statement. A final prospectus supplement and accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC's website located at http://www.sec.gov. Electronic copies of the prospectus supplement and the accompanying prospectus may also be obtained by contacting H.C. Wainwright & Co., LLC at 430 Park Avenue, 3rd Floor, New York, NY 10022, by phone at 646-975-6996 or e-mail at placements@hcwco.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

About Cleveland BioLabs

Cleveland BioLabs, Inc. is an innovative biopharmaceutical company developing novel approaches to activate the immune system and address serious medical needs. Cleveland BioLabs' proprietary platform of Toll-like immune receptor activators addresses conditions such as radiation sickness and cancer treatment side effects. Cleveland Biolabs' most advanced product candidate, Entolimod is being developed as a medical radiation countermeasure for preventing death from acute radiation syndrome and, through its joint venture with Everon Biosciences, LLC - Genome Protection, Inc. - for other anticancer and antiaging indications. Additionally, Cleveland BioLabs also conducts business in the Russian Federation through a joint venture with Joint Stock Company RUSNANO, Panacela Labs, Inc. Cleveland BioLabs maintains strategic relationships with the Cleveland Clinic and Roswell Park Cancer Institute. To learn more about Cleveland BioLabs, please visit http://www.cbiolabs.com.

Forward Looking Statements:

This press release contains forward-looking statements that involve risks and uncertainties. All statements other than statements of current or historical fact contained in this press release, including statements regarding the future financial position, business strategy, new products, budgets, liquidity, cash flows, projected costs, regulatory approvals, the impact of any laws or regulations applicable to Cleveland BioLabs or Cytocom, plans and objectives of management for future operations, the expected ownership in the combined company by the former Cytocom securityholders and securityholders of Cleveland BioLabs as of immediately prior to the merger and governance of the combined company are forward-looking statements. The words "anticipate," "believe," "continue," "should," "estimate," "expect," "intend," "may," "plan," "project," "will," and similar expressions, as they relate to us, are intended to identify forward-looking statements. We have based these forward-looking statements on the current expectations about future events held by management of both companies. While we believe these expectations are reasonable, such forward-looking statements are inherently subject to risks and uncertainties, many of which are beyond the control of either company. The actual future results of Cleveland BioLabs or Cytocom may differ materially from those discussed here for various reasons. Cleveland BioLabs discusses many of these risks in Item 1A under the heading "Risk Factors" in its Annual Report on Form 10-K for the year ended December 31, 2019, as updated by its other filings with the SEC. Factors that may cause such differences include, but are not limited to, the risk that the proposed merger may not be completed in a timely manner or at all, which may adversely affect Cleveland BioLabs' business and the price of Cleveland BioLabs' common stock; the failure of either party to satisfy any of the conditions to the consummation of the proposed merger, including the approval of Cleveland BioLabs' stockholders; uncertainties as to the timing of the consummation of the proposed merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the effect of the announcement or pendency of the proposed merger on Cleveland BioLabs' business relationships, operating results and business generally; risks that the proposed merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed merger; risks related to diverting management's attention from each company's ongoing business operations; the outcome of any legal proceedings that may be instituted against Cleveland BioLabs or Cytocom related to the merger agreement or the proposed merger; unexpected costs, charges or expenses resulting from the proposed merger; each company's need for additional financing to meet its business objectives; the history of operating losses experienced by both companies; the substantial doubt expressed by each company's independent auditors about its respective ability to continue as a going concern; each company's ability to successfully develop, obtain regulatory approval for, and commercialize its products in a timely manner; each company's plans to research, develop and commercialize its product candidates; each company's ability to attract collaborators with development, regulatory and commercialization expertise; each company's plans and expectations with respect to future clinical trials and commercial scale-up activities; each company's reliance on third-party manufacturers of its product candidates; the size and growth potential of the markets for each company's product candidates, and each company's ability to serve those markets; the rate and degree of market acceptance of each company's product candidates; regulatory requirements and developments in the United States, the European Union and foreign countries; the performance of each company's third-party suppliers and manufacturers; the success of competing therapies that are or may become available; each company's ability to attract and retain key scientific or management personnel; Cleveland BioLabs' historic reliance on government funding for a significant portion of its operating costs and expenses; government contracting processes and requirements; the exercise of control over Cleveland BioLabs by its majority stockholder; the geopolitical relationship between the United States and the Russian Federation as well as general business, legal, financial and other conditions within the Russian Federation; each company's ability to obtain and maintain intellectual property protection for its product candidates; each company's potential vulnerability to cybersecurity breaches; the risks of the satisfaction of customary closing conditions in the registered direct offering, the completion of the registered direct offering, and the intended use of proceeds from the registered direct offering; and other factors discussed in other SEC filings of Cleveland BioLabs, including its Annual Report on Form 10-K for the year ended December 31, 2019. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date hereof. We do not undertake any obligation to update any such statements or to publicly announce the results of any revisions to any of such statements to reflect future events or developments.

Contact:

Cleveland BioLabs, Inc.
(716) 849-6810 ext. 101
investor.relations@cbiolabs.com